Exhibit 10.2

Certain information has been omitted from this exhibit in places marked “[***]” because it contains personally identifiable information omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”), is dated as of August 6, 2024, by and between Nuburu, Inc., a Delaware corporation (the “Company”), and Esousa Group Holdings LLC, a New York limited liability company (the “Creditor”).

WHEREAS, the Company and the Creditor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or by Section 3(a)(9) of the Securities Act and Rule 144(d)(3)(ii) of the Securities Act, as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.;

WHEREAS, concurrent with the execution of this Agreement, the Creditor has purchased holds and has the right to transfer interest in a promissory note issued by the Company constituting an outstanding principal amount of $500,000 plus accrued but unpaid interest equal to $39,315 (the “Existing Debt”, and the amount owing pursuant thereto, the “Debt Amount”), which the Creditor purchased from David Seldin (the “Original Creditor”) pursuant to a Note Purchase Agreement, dated as of the date hereof, between the Creditor and the Original Creditor (the “Note Purchase Agreement”);

WHEREAS, the Company and the Creditor desire to enter into this Agreement, pursuant to which, among other things, the Creditor shall exchange, as set forth herein, in whole or in part, the Existing Debt for a Subordinated Convertible Note in the form attached hereto as Exhibit A (the “Convertible Note”) convertible into shares of Common Stock (the “Conversion Shares”), as provided hereunder in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Creditor hereby agree as follows:

1.
EXCHANGES OF EXISTING DEBT. Effective on the date hereof, the Creditor hereby delivers the Existing Debt in exchange for the contemporaneous execution and delivery of the Convertible Note, which shall be issued with an aggregate original principal amount equal to the Debt Amount, on the terms and conditions set forth in this Agreement (the “Exchange”).
(a)
Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any Securities to the Buyers made under this Agreement or the other Transaction Documents (as defined below).
(b)
Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:
(i)
“Affiliate” means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have correlative meanings.
(ii)
“Bloomberg” means Bloomberg, L.P.
(iii)
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(iv)
“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC).
(v)
“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any other shares issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).
(vi)
“Convertible Securities” means any capital stock, warrants, notes, rights, options or other security of the Company or any of its subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its subsidiaries.
(vii)
“Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.
(viii)
“Material Adverse Effect” means any material adverse effect on (A) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, or (B) the authority or ability of the Company to perform any of its obligations under any of the Exchange Documents (as defined below).
(ix)
“Person” means any individual, partnership, firm, corporation, limited liability company, joint venture, corporation, association trust, unincorporated organization, government or any department or agency thereof, or any other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d) of the Exchange Act.
(x)
“Principal Market” means the NYSE American, LLC.
(xi)
“Restricted Period” means the period commencing on the date of this Agreement and ending on the date immediately following the 90th day after the date of this Agreement; provided, however, that such period shall be extended for every day on which the Common Stock suspended from trading on the Principal Market.
(xii)
“Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Creditor.

2.
REPRESENTATIONS AND WARRANTIES AND COVENANTS.
(a)
Company’s Representations. The Company hereby represents and warrants and covenants to the Creditor, as of the date hereof and each other date in which the Company issues Exchange Shares to the Creditor, as follows:
(i)
Each of the Company and its subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, Other than its subsidiaries, there is no Person in which the Company, directly or indirectly, owns share capital or holds an equity or similar interest.
(ii)
The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Convertible Notes and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and to issue the Convertible Notes and the Conversion Shares in accordance with the terms hereof and thereof. The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Notes and the Conversion Shares have been duly authorized by the Company’s Board of Directors and no further filing (other than a Form 8-K and the applicable notification regarding the listing of additional shares), consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Exchange Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.
(iii)
The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation and issuance of the Conversion Shares) will not (A) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company or any of its subsidiaries, any share capital of the Company or any of its subsidiaries or Bylaws (as defined below) of the Company or any of its subsidiaries, (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree, including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (B) or (C) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(iv)
Neither the Company nor any of its subsidiaries is required to obtain any consent from, authorization or order of, or make any filing (other than a Form 8-K and the applicable notification regarding the listing of additional shares) or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings (other than a Form 8-K and the applicable notification regarding the listing of additional shares) and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and neither the Company nor any of its subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. As of the date of this Agreement, except as disclosed in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.
(v)
All share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Convertible Note and Conversion Shares to be issued to the Creditor hereunder on such date will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
(vi)
The Company has, during the preceding 12 months, filed with the SEC all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Creditor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. There is no event, pending event or threatened event that could result in the Company not filing with the SEC all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, in compliance in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such filings. For so long as the Creditor shall hold any of the Existing Debt or any Exchange Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(vii)
As of the date hereof, the authorized share capital of the Company consists of: (A) 250,000,000 shares of Common Stock, of which, 3,247,283 shares are issued and outstanding, and

(B) 50,000,000 shares of preferred stock, par value $0.0001 per share, of which 2,388,905 are issued and outstanding. As of the date hereof, the Company has reserved from its duly authorized capital stock 3,002,348 shares of Common Stock for issuance pursuant to Convertible Securities. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in SEC Documents: (A) none of the Company’s or any subsidiary’s share capital is subject to preemptive rights or any other similar rights or any liens or Encumbrances suffered or permitted by the Company or any subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional share capital of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its subsidiaries; (C) except for the Existing Debt and all other debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments disclosed in the SEC Documents, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound; (D) other than with respect to the current indebtedness of the Company or any of its subsidiaries, there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its subsidiaries; (E) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (F) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (G) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Note and/or the Conversion Shares; (H) neither the Company nor any subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (I) neither the Company nor any of its subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company will furnish to the Creditor upon Creditor’s written request true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto that have not been disclosed in the SEC Documents or is not otherwise available in documents filed by the Company with the SEC.

(viii)
The Company confirms that neither it nor any other Person acting on its behalf has provided the Creditor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other

Agreements. The Company understands and confirms that the Creditor will rely on the foregoing representations in effecting transactions in securities of the Company. To the knowledge of the Company after reasonable inquiry, all disclosures provided to the Creditor regarding the Company and its subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(ix)
The Convertible Note is duly authorized by the Company and, when executed and delivered by the Company, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. When issued and delivered upon conversion of the Convertible Note in accordance therewith, the Conversion Shares shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, Encumbrances and rights of refusal of any kind. Upon issuance in accordance herewith and subject to the representations and warranties and covenants of the Creditor set forth in Section 2(b) having been and remaining at such issuance true and correct and the accuracy of the representations, warranties, and covenants of the Original Creditor in the Note Purchase Agreement, the Convertible Note and the Conversion Shares will be exempt from the registration requirements of the Securities Act under Section 3(a)(9) of the Securities Act and all of the Conversion Shares will be caused by the Company to be freely transferable and freely tradable by the Creditor without restriction pursuant to Rule 144, including, without limitation Rule 144(d)(3)(ii), of the Securities Act by requesting the Transfer Agent to remove restrictive legends from the Conversion Shares. Neither the Convertible Note issuable hereunder nor any certificates evidencing any of such Conversion Shares (if a certificate therefor is requested in writing by the Creditor) shall bear any restrictive or other legends or notations. The Company shall not, and the Company shall cause all other Persons to not, issue any stop-transfer order, instruction or other restriction with respect to any Conversion Shares.
(x)
The Company agrees that the outstanding principal balance of the promissory note issued by the Company to the Original Creditor (as described in the Note Purchase Agreement) exceeds the $500,000 and accrued but unpaid interest on such principal amount as of the date hereof is equal to $39,315 and, further, the Company has consented to the sale and assignment of the Existing Debt by the Original Creditor to the Creditor and that such Existing Debt remains outstanding and owed to Creditor subject to all the terms and conditions included in the promissory note issued by the Company to the Original Creditor (as described in the Note Purchase Agreement).
(xi)
The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange pursuant to this Agreement. Other than the applicable Exchange of Existing Debt, the Company has not received and will not receive any consideration from the Creditor for the Convertible Note to be issued in an Exchange or the Conversion Shares.
(xii)
To the Company’s knowledge, neither the Creditor nor the Original Creditor, nor any of their respective Affiliates, (A) is or was an officer, director, 10% shareholder, control person, or Affiliate of the Company within the last 90 days, or (B) has or will, directly or indirectly, provide any consideration to or invest in any manner in the Company in exchange or consideration for, or otherwise in connection with, the sale or satisfaction of the Existing Debt, other than pursuant to this Agreement.
(xiii)
The Company acknowledges and agrees that (A) the issuance of Convertible Note and Conversion Shares pursuant to this Agreement may have a dilutive effect, which may be substantial, (B) neither the Company nor any of the Company’s Affiliates has or will provide the Creditor with any material non-public information regarding the Company or its securities, and (C) the Creditor has no obligation of confidentiality to the Company and may sell any of the Conversion Shares issued pursuant to this Agreement at any time but subject to compliance with applicable laws and regulations.

(xiv)
The Company acknowledges and agrees that with respect to this Agreement and the transactions contemplated hereby, (A) the Creditor is acting solely in an arm’s length capacity, (B) the Creditor does not make and has not made any representations or warranties, other than those specifically set forth in this Agreement, (C) except as set forth in this Agreement, the Company’s obligations hereunder are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim the Company may have against the Creditor, (D) the Creditor has not and is not acting as a legal, financial, accounting or tax advisor to the Company, or agent or fiduciary of the Company, or in any similar capacity, and (E) any statement made by the Creditor or any of the Creditor’s representatives, agents or attorneys is not advice or a recommendation to the Company.
(xv)
The Company is not an issuer identified in, or subject to, Rule 144(i) under the Securities Act.

(xvi)
Except as disclosed in SEC Documents, the Company has not, in the 12 months preceding the date of this Agreement, received notice from any national securities exchange or automated quotation system on which the shares of Common Stock are listed or designated for quotation to the effect that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system. As of the date of this Agreement, to the Company’s actual knowledge based solely on absence of, as of the date hereof, any notice from any such securities exchange or automated quotation system that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system, the Company is in compliance with all such listing and maintenance requirements.
(xvii)
The Company, through its Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (“FAST”) Program and utilizes DTC’s DWAC service, and the shares of Common Stock may be issued and transferred electronically to third parties via DTC’s DWAC service. The Company has not, in the 12 months preceding the date of this Agreement, received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the shares of Common Stock, or electronic trading or settlement services with respect to the shares of Common Stock are being imposed or are contemplated by DTC.
(xviii)
The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, or other similar antitakeover provision under the Certificate of Incorporation, Bylaws or other organizational documents of the Company, as currently in effect, or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Convertible Note and/or Conversion Shares hereunder and the Creditor’s ownership of such Convertible Note and Conversion Shares, together with all other securities now or hereafter owned or acquired by the Creditor. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of its Common Stock or a change in control of the Company or any of its subsidiaries. Until the time that the Creditor no longer beneficially owns any Convertible Note or Conversion Shares, the Company and its board of directors shall not adopt any anti-takeover provision, including without limitation any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock, that would limit the ability of Creditor to acquire or hold Conversion Shares in accordance with this Agreement, without the Creditor’s written consent.

(xix)
The Company shall take such action as the Creditor shall reasonably determine is necessary in order to qualify the Convertible Note and the Conversion Shares issuable to the Creditor hereunder under applicable securities or “blue sky” laws of the states of the United States for the issuance to the Creditor hereunder and for resale by the Creditor to the public (or to obtain an exemption from such qualification). Without limiting any other obligation of the Company hereunder, the Company shall timely make all filings and reports relating to the offer and issuance of the Convertible Note and the Conversion Shares required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable state securities or “blue sky” laws), and the Company shall comply with all applicable federal, state, local and foreign laws, statutes, rules, regulations and the like relating to the offering and issuance of the Convertible Note and the Conversion Shares to the Creditor.
(xx)
The Company’s Common Stock is listed on the Principal Market (or traded on other exchange or market reasonably acceptable to the Creditor).
(xxi)
No suspension of trading of the Company’s Common Stock is in effect.
(xxii)
No injunctions or other legal proceedings relating to the Exchange is pending or threatened against the Company.
(xxiii)
The Company has delivered to the Creditor and the Company’s transfer agent an opinion of counsel in a form acceptable to the Creditor, to the effect that upon conversion of the Convertible Note, Conversion Shares issued pursuant to any such conversion may be issued without restriction to the Creditor in exchange for applicable portion of the outstanding debt under the Convertible Note pursuant to an exemption from the registration requirements of the Securities Act of 1933 under Section 3(a)(9) therein.
(xxiv)
Except as disclosed in SEC Documents, the Company is not in a default under, or has given to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party.
(b)
Creditor Representations. The Creditor hereby makes the following representations, warranties and covenants, as of the date hereof and each other date in which the Creditor exchanges all or any portion of the Existing Debt into the Exchange Shares, as follows:
(i)
The Creditor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated hereby to which it is a party and otherwise to carry out its obligations hereunder and thereunder.
(ii)
The Creditor owns and holds, beneficially and of record, the entire right, title, and interest in and to the Existing Debt being exchanged in the applicable Exchange free and clear of all rights and Encumbrances. The Creditor has full power and authority to transfer and dispose of the Existing Debt to the Company free and clear of any right or Encumbrance.
(iii)
The Creditor understands that the Convertible Note and the Conversion Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Creditor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Creditor set forth herein in order to determine the availability of such exemptions and the eligibility of the Creditor to acquire the Convertible Note and the Conversion Shares.

(iv)
This Agreement has been duly and validly authorized, executed and delivered on behalf of the Creditor and constitutes the legal, valid and binding obligations of the Creditor enforceable against the Creditor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(v)
The execution, delivery and performance by the Creditor of this Agreement and the consummation by the Creditor of the transactions contemplated hereby and thereby will not (A) result in a violation of the organizational documents of the Creditor or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Creditor is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Creditor, except in the case of clauses (B) and (C) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Creditor to perform its obligations hereunder.
(vi)
As of the date of this Agreement and during the 90 calendar days prior to the date of this Agreement, neither the Creditor nor any Affiliate thereof is or was an officer, director, or 10% or more shareholder of the Company.
(vii)
Creditor represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of any Exchange pursuant to this Agreement and no brokerage or finder's fees or commissions are or will be payable by Creditor to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. No additional consideration from the Creditor was received or will be received by the Company for the Convertible Note or the Conversion Shares.
(viii)
Creditor understands and acknowledges that the issuance and transfer to it of the shares of the Convertible Note and the Conversion Shares has not been reviewed by the United States Securities and Exchange Commission or any state securities regulatory authority because such transaction is intended to be exempt from the registration requirements of the Securities Act, and applicable state securities laws. Creditor understands that the Company is relying upon the truth and accuracy of, and Creditor’s compliance with, the representations, warranties, acknowledgments and understandings of Creditor set forth herein in order to determine the availability of such exemptions and the eligibility of Creditor to acquire the Convertible Note and the Conversion Shares.
(ix)
Creditor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of Creditor’s investment in the Company through Creditor’s acquisition of the Convertible Note and the Conversion Shares. Creditor is able to bear the economic risk of its investment in the Company through Creditor’s acquisition of the Convertible Note and the Conversion Shares for an indefinite period of time. At the present time, Creditor can afford a complete loss of such investment and has no need for liquidity in such investment.
(x)
Creditor acknowledges that it has prior investment experience and that it recognizes and fully understands the highly speculative nature of Creditor’s investment in the Company pursuant to its acquisition of the Convertible Note and the Conversion Shares. Creditor acknowledges that it, either alone or together with its professional advisors, has the capacity to protect its own interests in connection with this transaction.

(xi)
Creditor represents and warrants that it was not induced to invest in the Company (pursuant to the issuance to it of the Convertible Note and the Conversion Shares) by any form of general solicitation or general advertising, including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media (including via the Internet) or broadcast over the news or radio or (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.
(xii)
Creditor agrees that neither it nor its Affiliates, agents or representatives shall at any time engage in any short sales of, or sell put options or similar instruments with respect to, the Company’s Common Stock or any other Company’s securities.
3.
RESTRICTION ON ADDITIONAL ISSUANCES. The Company agrees that during the Restricted Period, the Company shall not directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), any Convertible Securities, debt (with or related to equity), any preferred stock or any purchase rights) (“Additional Issuance”). Notwithstanding the foregoing, this Section 3 shall not apply in respect of the following: (i) issuances pursuant to acquisitions, joint ventures, license arrangements, services, leasing arrangements and similar transaction arrangements; (ii) an issuance of shares of Common Stock issued pursuant to agreements existing as of the date of this Agreement or upon the conversion or exercise of Convertible Securities issued prior to the date hereof, provided that the conversion or exercise (as the case may be) of any such Convertible Security is made solely pursuant to the conversion or exercise (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion or exercise price of any such Convertible Securities is not lowered, none of such Convertible Securities are (nor is any provision of any such Convertible Securities) amended or waived in any manner (whether by the Company or the holder thereof) to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities are otherwise materially changed or waived (whether by the Company or the holder thereof) in any manner that adversely affects Creditor; (iii) the issuance of compensatory equity awards to employees, directors and other third parties under an Approved Share Plan; provided that provisions of such Approved Share Plan that were in effect on the date immediately prior to the date of this Agreement remain in effect without amendment in any manner that adversely affects Creditor, including any amendment to increase the number of shares issuable thereunder, (iv) the issuance of shares of Common Stock (or pre-funded warrants) for an aggregate purchase price not to exceed $800,000, provided that the following conditions are met: (A) the Company has first offered the sale of such Common Stock (or pre-funded warrants) to each Buyer and no Buyer has accepted such offer within ten (10) days of such initial offer and the sale is conducted under substantially similar terms as what was offered to the Buyers, (B) the Common Stock is issued pursuant to an exemption from registration under the 1933 Act, and (C) the Company shall not register resales of such shares of Common Stock until it has obtained Stockholder Approval and all Registrable Securities are registered pursuant to the terms the Registration Rights Agreement; and (v) the issuance of the Convertible Notes and the Conversion Shares.
4.
EXCLUSIVITY. During the period commencing on the date hereof and ending on the later of 10 calendar days after the end of the Restricted Period or such time as when all of the Convertible Note has been exchanged or repaid, the Company shall not, without the prior written consent of the Creditor,

(a) enter into, effect, alter, announce or recommend to its shareholders any transaction whereby the

Company directly or indirectly issues equity or debt securities of the Company to a party in exchange for outstanding equity or debt securities (other than ordinary exercise of Convertible Securities), claims or property interests, or partly in such exchange and partly for cash, in one or more transactions carried out pursuant to Section 3(a)(9) or Section 3(a)(10) of the Securities Act (any such transaction, an “Exchange Transaction”), or (b) otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any Person (other than the Creditor) to seek an Exchange Transaction involving the Company or any of its subsidiaries. The Company, its Affiliates, and each of its and their respective officers, employees, directors, agents or other representatives shall immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Persons (other than the Creditor) with respect to any of the foregoing. For clarity, except as provided in Section 3, nothing herein shall preclude the Company from effecting a private or public offering, that is not an Exchange Transaction, nor shall any such offering require the consent or approval of the Creditor, and the exercise or conversion of any securities issued in any such offering shall not require the consent or approval of the Creditor.

5.
DISCLOSURE.
(a)
The Company shall, on or before 8:30 a.m., New York time, on the second (2nd) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Exchange Documents in the form required by the Exchange Act and attaching all the material Exchange Documents (including, without limitation, this Agreement and the form of Convertible Note) (including all attachments, the “Form 8-K Filing”). From and after the date of the Form 8 K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to Creditor by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated by the Exchange Documents.
(b)
The Company shall not, and the Company shall cause each of its officers, directors, employees and agents not to, provide Creditor with any material, non-public information regarding the Company from and after the date of the Form 8 K Filing without the express prior written consent of such Creditor. Subject to the foregoing, neither the Company nor any Creditor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Creditor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Form 8 K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) Creditor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).
(c)
Without the prior written consent of Creditor, the Company shall not (and shall cause each of its affiliates to not) disclose the name of Creditor in any filing (other than the Form 8 K Filing or any filing that incorporates language from the Form 8 K Filing and other than the Registration Statement and other than as required by applicable law or rules and regulations), announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that Creditor has not had, and Creditor shall not have (unless expressly agreed to by Creditor after the date hereof in a written definitive and binding agreement executed by the Company and Creditor), any duty of confidentiality with respect to any information regarding the Company or any of its subsidiaries (as applicable) that Creditor receives from the Company, any of its subsidiaries or any of its or its officers, directors, employees, shareholders or agents.
6.
INDEMNIFICATION.
(a)
In consideration of the Creditor’s execution and delivery of the Exchange Documents to which it is a party and acquiring the Common Stock thereunder and in addition to all of the Company’s other obligations under the Exchange Documents, the Company shall indemnify the Creditor and all of their shareholders, partners, members, officers, directors, employees (collectively, the “Creditor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Creditor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”) incurred by any Creditor Indemnitee as a result of, or arising out of, or relating to (i) any material misrepresentation or breach of any representation or warranty made by the Company in any of the Exchange Documents or (ii) any material breach of any covenant, agreement or obligation of the Company contained in any of the Exchange Documents.
(b)
In consideration of the Company’s execution and delivery of the Exchange Documents to which it is a party and agreeing to issue (subject to the terms hereof) the Shares thereunder and in addition to all of the Creditor’s other obligations under the Exchange Documents, the Creditor shall indemnify the Company and all of their shareholders, partners, members, officers, directors, employees and counsel (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by any Company Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Creditor in any of the Exchange Documents, (ii) any material breach of any covenant, agreement or obligation of the Creditor contained in any of the Exchange Documents.
(c)
Promptly after receipt by a Company Indemnitee or Creditor Indemnitee (as applicable) under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Company Indemnitee or Creditor Indemnitee (as applicable) shall, (i) if an Indemnified Liability in respect thereof is to be made against the Company under this Section 6, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Creditor Indemnitee; provided, however, that a Creditor Indemnitee shall have the right to retain its own counsel at the Company’s expense, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Creditor Indemnitee and the Company would be inappropriate due to actual or potential differing interests between such Creditor Indemnitee and any other party represented by such counsel in such proceeding. In the case of a Creditor Indemnitee, legal counsel referred to in the immediately preceding sentence shall be selected by the Creditor at its sole discretion; provided, however, that the Company shall have the right to consent to Creditor Indemnitee’s counsel if the Company is responsible for fees and expenses of the Creditor Indemnitee’s counsel, such consent not to be unreasonably withheld, delayed or conditioned. The Creditor Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Creditor Indemnitee which relates to such Indemnified Liability. The Company shall keep the Creditor Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Creditor Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Creditor Indemnitee of a release from all liability in respect to such Indemnified Liability. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Creditor Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Creditor Indemnitee under this Section 6, except to the extent that the Company is materially prejudiced in its ability to defend such action; and (ii) if an Indemnified Liability in respect thereof is to be made against the Creditor under this Section 6, deliver to the Creditor a written notice of the commencement thereof, and the Creditor shall have the right to participate in, and, to the extent the Creditor so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Creditor and the Company Indemnitee; provided, however, that a Company Indemnitee shall have the right to retain its own counsel at the Creditor’s expense, if, in the reasonable opinion of counsel retained by the Creditor, the representation by such counsel of the Company Indemnitee and the Creditor would be inappropriate due to actual or potential differing interests between such Company Indemnitee and any other party represented by such counsel in such proceeding. In the case of a Company Indemnitee, legal counsel referred to in the immediately preceding sentence shall be selected by the Company at its sole discretion; provided, however, that the Creditor shall have the right to consent to Company Indemnitee’s counsel if the Creditor is responsible for fees and expenses of the Company Indemnitee’s counsel, such consent not to be unreasonably withheld, delayed or conditioned. The Company Indemnitee shall cooperate fully with the Creditor in connection with any negotiation or defense of any such Indemnified Liability by the Creditor and shall furnish to the Creditor all information reasonably available to the Company Indemnitee which relates to such Indemnified Liability. The Creditor shall keep the Company Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Creditor shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Creditor shall not unreasonably withhold, delay or condition its consent. The Creditor shall not, without the prior written consent of the Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Indemnitee of a release from all liability in respect to such Indemnified Liability. Following indemnification as provided for hereunder, the Creditor shall be subrogated to all rights of the Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Creditor within a reasonable time of the commencement of any such action shall not relieve the Creditor of any liability to the Company Indemnitee under this Section 6, except to the extent that the Creditor is materially prejudiced in its ability to defend such action.

(d)
Notwithstanding any other provisions of this Agreement, the Company shall not be obligated to indemnify any Person to the extent that the aggregate of all Indemnified Liabilities subject to the indemnification by the Company exceeds the Existing Debt Amount.
(e)
The indemnification required by this Section 6 shall be the sole and exclusive remedy of the Company Indemnitees and the Creditor Indemnitees.
7.
MISCELLANEOUS.
(a)
Holding Period. For the purposes of Rule 144 of the Securities Act, the Company agrees not to take a position contrary to the Creditor’s position that the holding period of the Exchange Shares may be tacked on the holding period of the Existing Debt.
(b)
Further Assurances; Additional Documents. The parties shall take any actions and execute any other documents that may be necessary or desirable to the implementation and consummation of this Agreement upon the reasonable request of the other party.
(c)
No Oral Modification. This Agreement may only be amended in writing signed by the Company and by the Creditor. All waivers relating to any provision of this Agreement must be in writing and signed by the waiving party.
(d)
Expenses. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear its own expenses in connection with transactions contemplated hereby. The Company shall be responsible for the payment of any financial advisory fees, legal expenses of counsel to the Company (including, without limitation, with respect to any legal opinion issued in connection herewith or any Exchange), fees in connection with the registration obligations set forth in Section 7 hereof, DTC fees, or transfer agent fees relating to or arising out of the transactions contemplated hereby, but shall not be responsible for any such fees or obligations incurred by the Creditor.
(e)
Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(f)
Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.
(g)
Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under any of the Exchange Documents, any remedy at law may prove to be inadequate relief to the Creditor. The Company therefore agrees that the Creditor shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving damages and without posting a bond or other security.
(h)
Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Exchange Documents, whenever the Creditor exercises a right, election, demand or option under an Exchange Document and the Company does not timely perform its related obligations within the periods therein provided, then the Creditor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(i)
Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to the Creditor hereunder or the Creditor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Exchange Documents are in United States Dollars (“US Dollars”), and all amounts owing under this Agreement and all other Exchange Documents shall be paid in US Dollars. All amounts denominated in other currencies shall be converted in the US Dollar equivalent amount in accordance with the Dollar Exchange Rate on the date of calculation. “Dollar Exchange Rate” means, in relation to any amount of currency to be converted into US Dollars pursuant to this Agreement, the US Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.
(j)
Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
(k)
Survival. The representations, warranties, agreements and covenants in this Agreement shall survive the execution and delivery hereof until the consummation of the transactions contemplated hereby or termination or expiration of this Agreement by its terms.
(l)
Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
(m)
Severability; Usury. If any term or provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to attempt to agree on a modification of this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible. Notwithstanding anything to the contrary contained in this Agreement or any other Exchange Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company, or payable to or received by the Creditor, under the Exchange Documents, including without limitation, any amounts that would be characterized as “interest” under applicable law, exceed amounts permitted under any such applicable law. Accordingly, if any obligation to pay, payment made to the Creditor, or collection by the Creditor pursuant the Exchange Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of the Creditor and the Company and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Creditor, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to the Creditor under the Exchange Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by the Creditor under any of the Exchange Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(n)
No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
(o)
Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(p)
No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
(q)
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
(r)
Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon confirmation of transmission, when sent by email; or (iv) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be (A) if to the Company, at the address set forth on its signature page attached hereto or (B) if to the Creditor, at the address set forth on its signature page attached hereto, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (x) given by the recipient of such notice, consent, waiver or other communication, (y) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (z) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

[Signature Page Follows]

IN WITNESS WHEREOF, the Creditor and the Company have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

NUBURU, INC.

By: /s/ Brian Knaley

Title: CEO

IN WITNESS WHEREOF, the Creditor and the Company have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

CREDITOR:

ESOUSA GROUP HOLDINGS LLC

By: /s/ Michael Wachs Name: Michael Wachs

Title: Managing Member

Address:

Esousa Group Holdings LLC [***]

Attention: Michael Wachs

[***]

with a copy (for informational purposes only) to: McDermott Will & Emery LLP

[***]

Attention: Robert Cohen, Esq.